UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2020
CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)

Registrant's telephone number, including area code: (713) 830-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03 — CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 8.01 — OTHER EVENTS
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On August 10, 2020, as further discussed in Item 2.03 below, Calpine Corporation (“Calpine”) closed on $650 million in aggregate principal amount of its 4.625% Senior Notes due 2029 (the “2029 Senior Unsecured Notes”) and $850 million in aggregate principal amount of its 5.000% Senior Notes due 2031 (the “2031 Senior Unsecured Notes”). The 2029 Senior Unsecured Notes and 2031 Senior Unsecured Notes were offered in private placements under separate indentures dated as of August 10, 2020 (the “2029 Indenture” and the “2031 Indenture,” respectively), between Calpine and Wilmington Trust, National Association, as trustee. The information in Item 2.03 below is hereby incorporated by reference in this Item 1.01.
Calpine utilized the proceeds received from the 2029 Senior Unsecured Notes and 2031 Senior Unsecured Notes, together with operating cash on hand, to purchase pursuant to tender offers or redeem the 5.500% senior notes due 2024 and the 5.750% senior notes due 2025.
ITEM 2.03 — CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
2029 Senior Unsecured Notes
As disclosed above, on August 10, 2020, Calpine issued $650 million in aggregate principal amount of its 2029 Senior Unsecured Notes in a private placement. This summary of the terms of the 2029 Indenture and the 2029 Senior Unsecured Notes is qualified in its entirety by reference to the 2029 Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.
The 2029 Senior Unsecured Notes bear interest at 4.625% payable semiannually on February 1 and August 1 of each year beginning on February 1, 2021. Calpine will make each interest payment to the holders of record on the January 15 and July 15 immediately preceding the applicable interest payment date. The 2029 Senior Unsecured Notes will mature on February 1, 2029.
The 2029 Senior Unsecured Notes are:

•	general unsecured obligations of Calpine;

•	rank equally in right of payment with all of Calpine’s existing and future senior indebtedness;

•	effectively subordinated to Calpine’s secured indebtedness to the extent of the value of the collateral securing such indebtedness;

•	structurally subordinated to any existing and future indebtedness and other liabilities of Calpine’s subsidiaries; and

•	senior in right of payment to any of Calpine’s subordinated indebtedness.
On or after February 1, 2024, Calpine may on any one or more occasions redeem all or a part of the 2029 Senior Unsecured Notes upon not less than 30 nor more than 60 days’ notice, at the redemption prices set forth in the 2029 Indenture, plus any accrued and unpaid interest. Calpine may also redeem any of the 2029 Senior Unsecured Notes at any time prior to February 1, 2024, at a price equal to 100% of the aggregate principal amount thereof, plus a “make whole” premium and accrued and unpaid interest. Prior to February 1, 2024, Calpine may redeem up to 35% of the aggregate principal amount of the 2029 Senior Unsecured Notes with the proceeds of certain equity offerings, at a price equal to 104.625% of the aggregate principal amount, plus accrued and unpaid interest.
If a Change of Control Triggering Event (as defined in the 2029 Indenture) occurs, each holder of the 2029 Senior Unsecured Notes will have the right to require Calpine to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s 2029 Senior Unsecured Notes pursuant to a Change of Control Offer (as defined in the 2029 Indenture) on the terms set forth in the 2029 Indenture in cash equal to 101% of the aggregate principal amount, plus accrued and unpaid interest.
If an event of default arises from certain events of bankruptcy or insolvency, all outstanding 2029 Senior Unsecured Notes will become due and payable immediately without further action or notice. If other events of default arise, including failure to pay principal or interest on a timely basis, failure to comply with the agreements under the 2029 Indenture, default under or acceleration of certain other indebtedness, failure to pay certain judgments, subject to certain limitations including, if applicable, the giving of notice or the expiration of any grace or cure period, or both, the trustee or holders of at least 25% of the aggregate principal amount of outstanding 2029 Senior Unsecured Notes may declare the 2029 Senior Unsecured Notes to be due and payable immediately.
2031 Senior Unsecured Notes
As disclosed above, on August 10, 2020, Calpine issued $850 million in aggregate principal amount of its 2031 Senior Unsecured Notes in a private placement. This summary of the terms of the 2031 Indenture and the 2031 Senior Unsecured Notes is

qualified in its entirety by reference to the 2031 Indenture, a copy of which is attached as Exhibit 4.2 to this Current Report on Form 8-K and incorporated by reference herein.
The 2031 Senior Unsecured Notes bear interest at 5.000% payable semiannually on February 1 and August 1 of each year beginning on February 1, 2021. Calpine will make each interest payment to the holders of record on the January 15 and July 15 immediately preceding the applicable interest payment date. The 2031 Senior Unsecured Notes will mature on February 1, 2031.
The 2031 Senior Unsecured Notes are:

•	general unsecured obligations of Calpine;

•	rank equally in right of payment with all of Calpine’s existing and future senior indebtedness;

•	effectively subordinated to Calpine’s secured indebtedness to the extent of the value of the collateral securing such indebtedness;

•	structurally subordinated to any existing and future indebtedness and other liabilities of Calpine’s subsidiaries; and

•	senior in right of payment to any of Calpine’s subordinated indebtedness.
On or after February 1, 2026, Calpine may on any one or more occasions redeem all or a part of the 2031 Senior Unsecured Notes upon not less than 30 nor more than 60 days’ notice, at the redemption prices set forth in the 2031 Indenture, plus any accrued and unpaid interest. Calpine may also redeem any of the 2031 Senior Unsecured Notes at any time prior to February 1, 2026, at a price equal to 100% of the aggregate principal amount thereof, plus a “make whole” premium and accrued and unpaid interest. Prior to February 1, 2024, Calpine may redeem up to 35% of the aggregate principal amount of the 2031 Senior Unsecured Notes with the proceeds of certain equity offerings, at a price equal to 105.000% of the aggregate principal amount, plus accrued and unpaid interest.
If a Change of Control Triggering Event (as defined in the 2031 Indenture) occurs, each holder of the 2031 Senior Unsecured Notes will have the right to require Calpine to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s 2031 Senior Unsecured Notes pursuant to a Change of Control Offer (as defined in the 2031 Indenture) on the terms set forth in the 2031 Indenture in cash equal to 101% of the aggregate principal amount, plus accrued and unpaid interest.
If an event of default arises from certain events of bankruptcy or insolvency, all outstanding 2031 Senior Unsecured Notes will become due and payable immediately without further action or notice. If other events of default arise, including failure to pay principal or interest on a timely basis, failure to comply with the agreements under the 2031 Indenture, default under or acceleration of certain other indebtedness, failure to pay certain judgments, subject to certain limitations including, if applicable, the giving of notice or the expiration of any grace or cure period, or both, the trustee or holders of at least 25% of the aggregate principal amount of outstanding 2031 Senior Unsecured Notes may declare the 2031 Senior Unsecured Notes to be due and payable immediately.
ITEM 8.01 — OTHER EVENTS
Dividend Payment
Following continued strong reported and expected financial results, on August 17, 2020, Calpine funded a dividend of $500 million from cash on hand to its parent, CPN Management, LP. In addition and consistent with its commitment to maintain a strong balance sheet, Calpine intends to maintain net leverage in the 4.0 to 5.0x range (based on the definition of Consolidated EBITDA used in Calpine’s revolving credit facility credit agreement).
Future Filings
As a result of the purchase of the 5.500% senior notes due 2024 and the 5.750% senior notes due 2025, Calpine is no longer contractually required to file any reports or other information with the Securities and Exchange Commission (the “SEC”) and instead is permitted to satisfy the financial reporting obligations of its debt instruments by posting such required financial information on its website (which may be subject to reasonable confidentiality restrictions).
Calpine is currently a “voluntary filer” under the applicable rules and regulations of the SEC. Thus, Calpine intends to cease filing all reports with the SEC. All future financial reports will be posted to the above-referenced website.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of August 10, 2020, for the senior notes due 2029 between Calpine Corporation and Wilmington Trust, National Association, as trustee.

4.2	Indenture, dated as of August 10, 2020, for the senior notes due 2031 between Calpine Corporation and Wilmington Trust, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: August 21, 2020

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of August 10, 2020, for the senior notes due 2029 between Calpine Corporation and Wilmington Trust, National Association, as trustee.

4.2	Indenture, dated as of August 10, 2020, for the senior notes due 2031 between Calpine Corporation and Wilmington Trust, National Association, as trustee.